U. S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 29, 2007

Date of Report

[Date of Earliest Event Reported]

Commission File No. 000-24379

ATLANTICA, INC.

(Exact name of Registrant as specified in its Charter)

Utah	43-0976473
(State or Other Jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

Pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into on June 29, 2007, among Mirabella Holdings, LLC (the “Purchaser”), Duane S. Jenson, Travis T. Jenson, Thomas J. Howells, Leonard W. Burningham (collectively with Duane S. Jenson, Travis T. Jenson and Thomas J. Howells, the “Sellers”), and Leonard W. Burningham, as the representative of the Sellers (the “Sellers’ Representative”), the Purchaser acquired from the Sellers a total of 1,966,872 shares of Atlantica’s common stock (the “Acquisition”), representing 80% of Atlantica’s currently outstanding shares, for a purchase price of $525,000 in cash (the “Purchase Price”). Pursuant to an Escrow Agreement (the “Escrow Agreement”) entered into among the Purchaser, the Sellers’ Representative and the escrow agent thereunder, contemporaneously with the Stock Purchase Agreement, $75,000 of the Purchase Price was placed in escrow for a period of 12 months following the closing, to fund any potential post-closing indemnification obligations of the Sellers to the Purchaser under the Stock Purchase Agreement. The Stock Purchase Agreement provides that, at the time of the closing, Atlantica had no assets, no liabilities and no active business or operations.

In addition, pursuant to a Share Escrow and Reset Agreement (the “Reset Agreement”) entered into among the Purchaser, the Sellers’ Representative, the Sellers, Atlantica and the escrow agent thereunder contemporaneously with the Stock Purchase Agreement, the Sellers placed in escrow an additional 423,928 shares of Atlantica’s common stock currently owned by them (the “Escrow Shares”), which represent all but 70 of the remaining shares of Atlantica’s common stock owned by the Sellers. Pursuant to the Reset Agreement, upon the acquisition by Atlantica, within five years following the closing under the Purchase Agreement, of one or more companies having a combined enterprise value of at least $10 million (“Threshold Acquisitions”), the Escrow Shares will reset, at that time, to a number of newly-issued shares of Atlantica’s common stock that will represent (collectively with the 70 shares previously retained by the Sellers) 5% of Atlantica’s then fully-diluted common stock. In the event that Threshold Acquisitions do not occur within that five-year period, all of the Escrow Shares will be released to the Sellers without any reissuance or adjustment in their amount.

Capitalized terms shall have the meanings ascribed to them in the Stock Purchase Agreement and the Reset Agreement that are filed as exhibits to this Current Report. See Item 9.01. The election of directors in connection with this change in control transaction will be effective following the expiration of the 10-day period following the filing of the Company’s 14F-1 Information Statement relating to the Acquisition, estimated to be on or about July 16, 2007.

The foregoing summary of selected provisions of the Stock Purchase Agreement, the Escrow Agreement and the Reset Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, the Escrow Agreement and the Reset Agreement that are filed with this Current Report.

The subject shares were sold to Purchaser without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from such registration requirements provided by the so-called Section 4(1½) exemption from registration under the Securities Act for transactions by individuals having similar characteristics to transactions by issuer not involving any public offering under Section 4(2) of the Securities Act. The shares were sold without general advertising or solicitation; the Purchaser is an “accredited investor” as that term is defined in Rule 501 of the Securities and Exchange Commission and acknowledged that it had been provided with access to all material information about the Company; that it was purchasing “restricted securities” that had not been registered under the Securities Act and which were subject to certain restrictions on resale; and that the certificates representing the shares of common stock of Atlantica purchased contained a restricted stock legend indicating that the shares have not been registered and cannot be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.

The Stock Purchase Agreement did not result in any change in the status of the Company as a shell company, and the Company will continue its search for business opportunities for acquisition or participation by the Company.

Upon the closing of the Acquisition, Duane S. Jenson and Terry Jenson resigned as directors and executive officers, although such resignations as directors will not become effective until the expiration of the 10-day period following the filing of the Company’s 14F-1 Information Statement relating to the Acquisition; Shelley Goff resigned as a director, effective upon the expiration of the 10-day period following the filing of the Company’s 14F-1 Information Statement, retained her office as the Company’s Secretary and was elected the Company’s Chief Financial Officer; Alan D. Gordon was appointed as the Company’s President and Chief Executive Officer and, effective upon the expiration of the 10-day period following the filing of the Company’s 14F-1 Information Statement, as a director; and Frederick G. Pierce, II and Richard F. Strup were appointed as directors, effective upon the expiration of the 10-day period following the filing of the Company’s 14F-1 Information Statement.

Directors and Executive Officers

The following table sets forth certain information with regard to the officers and directors of the Company after giving effect to the resignations described above.

Name	Age	Title
Alan D. Gordon	51	President, CEO and Directors
Frederick G. Pierce, II	52	Director
Richard F. Strup	54	Director
Shelley Goff	46	Secretary/Treasurer

Certain biographical information of these persons is set forth below.

Alan D. Gordon. Mr. Gordon has served as the Chairman and Chief Executive Officer of Richland, Gordon & Company, a private investment firm, since 1983.

Frederick G. Pierce, II. Mr. Pierce has been a private investor in real estate and private equity for the past five years.

Richard F. Strup. Mr. Strup has served as the Executive Vice President, Corporate Strategy of Reyes Holdings since 2003 and from 1999 to 2003, he served as both the Managing Director of Miller International and as the Senior Vice President of Corporate Strategy for Miller Brewing Co.

Shelley Goff. Ms. Goff has been the sole proprietor of The Financial Organizer since 1990 and prepares documents for filing with the Securities and Exchange Commission for public companies on EDGAR.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 29, 2007, the number of shares of the Company’s common stock owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company’s voting stock, and by each of the Company’s officers and directors, and by all its officers and directors as a group.

Directors and Named	Number of Shares	Percent of Shares
Executive Officers	of Common Stock	of Common Stock (1)
Alan D. Gordon	1,966,872 (2)	80.0%
President and Chief Executive Officer(2)
Shelley Goff	0	0.0%
Director, Chief Financial Officer and Secretary
Duane S. Jenson	42,393	1.7%
Director
Terry Jenson	42,393 (3)	1.7% (3)
Director

All current directors and executive officers	2,009,265	81.7%
as a group (4 persons)

(1)	For purposes of this calculation, as of June 29, 2007, the number of shares of common stock outstanding was 2,458,590.
(2)

Includes 1,966,872 shares owned by Mirabella Holdings, LLC, a Delaware limited liability company owned by the Alan D. Gordon GS Trust. Mr. Gordon is the trustee of the Alan D. Gordon GS Trust and in such capacity may be deemed to have voting and dispositive power over the shares owned by Mirabella Holdings, LLC.

(3)	Terry Jenson, a director, is the wife of Duane S. Jenson and therefore may be deemed to beneficially own the shares owned by Mr. Jenson.

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers

Reference is made to the disclosure set forth under Item 5.01 of this report with regard to changes in management, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Exhibit Description
10.1	Stock Purchase Agreement
10.2	Escrow Agreement
10.3	Share Escrow and Reset Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICA, INC.

Date:	07/03/07	By:	/s/Shelley Goff
ShelleyGoff
Secretary and CFO

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